                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              _____________________

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): October 7, 2003

                           IDINE REWARDS NETWORK INC.
                 (Exact Name of Registrant Specified in Charter)

     Delaware                     001-13806                   84-6028875
 (State or Other              (Commission File             (I.R.S. Employer
 Jurisdiction of                   Number)                Identification No.)
 Incorporation)

   2 North Riverside Plaza, Suite 950
           Chicago, Illinois                                   60606
(Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (312) 521-6767

                            11900 Biscayne Boulevard
                           North Miami, Florida 33181
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 9.  REGULATION FD DISCLOSURE.
The following information is furnished pursuant to Item 9, "Regulation FD Disclosure," and Item 12, "Results of Operations and Financial Condition."

On October 7, 2003, iDine Rewards Network Inc., a Delaware corporation ("iDine"), issued a press release containing information relating to its earnings for the quarter ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference. iDine does not intend for this Item 9 or Exhibit 99.1 to be incorporated by reference into filings under the Securities Exchange Act of 1934, as amended.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

    Exhibit No.         Description of Exhibit
    -----------         ----------------------
        99.1            Press release issued by iDine Rewards Network Inc.,
                        dated October 7, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   IDINE REWARDS NETWORK INC.

                                   By:   /s/ Kenneth R. Posner
                                         --------------------------------------
                                         Kenneth R. Posner
                                         Senior Vice President,
                                         Finance and Administration

Dated:  October 7, 2003

                                  EXHIBIT INDEX


      Exhibit No.         Description of Exhibit
      ----------          ----------------------
          99.1            Press release issued by iDine Rewards Network Inc.,
                          dated October 7, 2003.